UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 16, 2013

SHAREHOLDER MEETING ADJOURNED TO DECEMBER 2, 2013

PLEASE VOTE! YOUR VOTE IS NEEDED!

Dear Fellow Shareholder:

Goldman Sachs is seeking your approval on an important proposal located on the enclosed voting instruction form. Additional details related to this proposal can be found in the proxy statement online at proxyvote.com. Your Board of Trustees recommends that you vote “FOR” the proposal as it is important to the continued success of the Goldman Sachs Financial Square Money Market Fund.

The Fund has made it easy for you to vote.

1.	Logon to the website proxyvote.com, enter the control number on the voting instruction form and follow the prompts.

2.	Call the toll free touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

3.	Sign and return the voting instruction form in the return envelope provided.

Please take a minute to vote as your vote matters.

Thank you for your help with this important vote.

Goldman, Sachs & Co., member FINRA.

October 16, 2013

SHAREHOLDER MEETING ADJOURNED TO DECEMBER 2, 2013

PLEASE VOTE! YOUR VOTE IS NEEDED!

Dear Fellow Shareholder:

Goldman Sachs is seeking your approval on an important proposal located on the enclosed proxy card. Additional details related to this proposal can be found in the proxy statement online at proxyvote.com. Your Board of Trustees recommends that you vote “FOR” the proposal as it is important to the continued success of the Goldman Sachs Financial Square Money Market Fund.

The Fund has made it easy for you to vote.

1.	Please call us at 1-855-835-8318 and a proxy voting specialist will be happy to assist you in placing your vote over the phone. Representatives are available weekdays from 9:30 a.m. to 9 p.m. Eastern Time.

2.	Logon to the website proxyvote.com, enter the control number on your proxy card or voting instruction form and follow the prompts.

3.	Call the toll free touchtone voting number on your proxy card or voting instruction form, enter the control number and follow the prompts.

4.	Sign and return the proxy card or voting instruction form in the return envelope provided.

Please take a minute to vote as your vote matters.

Thank you for your help with this important vote.

Goldman, Sachs & Co., member FINRA.

October 16, 2013

SHAREHOLDER MEETING ADJOURNED TO DECEMBER 2, 2013

PLEASE VOTE! YOUR VOTE IS NEEDED!

Dear Fellow Shareholder:

Goldman Sachs is seeking your approval on an important proposal located on the enclosed voting instruction form. Additional details related to this proposal can be found in the proxy statement online at proxyvote.com. Your Board of Trustees recommends that you vote “FOR” the proposal as it is important to the continued success of the Goldman Sachs Financial Square Money Market Fund.

The Fund has made it easy for you to vote.

1.	Please call us at 1-855-835-8320 and a proxy voting specialist will be happy to assist you in placing your vote over the phone. Representatives are available weekdays from 9:30 a.m. to 9 p.m. Eastern Time.

2.	Logon to the website proxyvote.com, enter the control number on your voting instruction form and follow the prompts.

3.	Call the toll free touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

4.	Sign and return the voting instruction form in the return envelope provided.

Please take a minute to vote as your vote matters.

Thank you for your help with this important vote.

Goldman, Sachs & Co., member FINRA.